UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No.1)

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2009



                         THE EUROPEAN EQUITY FUND, INC.
             (Exact name of Registrant as specified in its charter)


               Maryland                  811-04632            26-0529973
     (State or other jurisdiction (Commission File Number) (I.R.S. Employer
            of incorporation)                              Identification No.)

                                 345 Park Avenue
                            New York, New York 10154
               (Address of principal executive offices, zip code)


Registrant's telephone number, including area code:      (212) 454-7190


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01 Regulation FD Disclosure.

Update Regarding Repurchases of Common Stock by the Fund

The European Equity Fund, Inc. (the "Fund") may purchase at market prices from time to time shares of its Common Stock in the open market. Between January 1, 2009 and April 23, 2009 the Fund repurchased 62,400 shares of its Common Stock, equal to approximately 0.52% of the shares of Common Stock outstanding on December 31, 2008.











                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THE EUROPEAN EQUITY FUND, INC.


Date:    April 24, 2009


                                             By: /s/ Rita Rubin
                                             -----------------------
                                             Rita Rubin
                                             Chief Legal Officer